SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                       Date of Report September 26, 1997
             (Date of earliest event reported  September 12,1997)


                      INTERNATIONAL MADISON HOLDINGS CORP.
             (Exact name of Registrant as specified in its charter)


            Delaware                     0-3338                  22-1558317
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)

             477 Madison Avenue, Suite 701, New York, New York 10022
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 207-4560



                                    NMC CORP.

          (Former name or former address, if changed since last report)





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Item 2.        Acquisition or Disposition of Assets.

        Pursuant to the Stock Purchase Agreement dated as of June 30, 1997, as amended, by and among International Madison Holdings Corp. (the "Company"), United States Lead Testing & Removal Service, Inc. ("U.S. Lead"), Joseph Casha, Mark Mitchell and Christopher cortese, on September 12, 1997, the Company purchased 80% of the capital stock of U.S. Lead for a purchase price of $2,000,000. The purchase price of $2,000,000 is payable as follows: $500,000 was paid on or prior to the Closing Date, $400,000 is payable as soon as practicable, $600,000 is payable within three months of the Closing Date and $500,000 is payable within six months of the Closing Date. In addition, the Company has agreed to issue to the stockholders of U.S. Lead the number of options equal to 15% of the number of shares of the Company's common stock which is outstanding upon the closing date of the Company's anticipated financing. The options are exercisable at 110% of the closing bid price of the common stock provided that U.S. Lead achieves certain performance criteria. U.S. Lead markets lead testing, hazard assessment, in-place management, abatement planning and monitoring to owners of commercial and residential real estate.


Item 7.        Financial Information and Exhibits.

               a.     Financial Statements of Business Acquired.

               It is impracticable for the Company to provide the required financial statements on the date this report is being filed. The Company intends to file the required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

               b.     Pro Forma Financial Information.

               It is impracticable for the Company to provide the required pro forma financial information on the date this report is being filed. The Company intends to file the required financial statements under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date this report must have been filed.

               c.     Exhibits.

2.1     Stock Purchase Agreement,  as amended,  dated as of June 30, 1997 by and
        among  the  Company,   U.S.  Lead,   Joseph  Casha,  Mark  Mitchell  and
        Christopher Cortese.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 1997



                                            INTERNATIONAL MADISON HOLDINGS CORP.
                                                      (Registrant)


                                            By:   /s/ Marvin E. Greenfield
                                                 Marvin E. Greenfield
                                                  President




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